-Page 11-

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	FOURTH QUARTER
		One-Time Charges	Normalized 2010	Normalized 2009
	GAAP 2010	[1]	[2]	[3]

NET SALES	$2,412.9		$2,412.9	$969.4

COSTS AND EXPENSES
Cost of sales	1,543.3	(10.2)	1,533.1	575.2
Gross margin	869.6	10.2	879.8	394.2
% to Net sales	36.0%		36.5%	40.7%

Selling, general and administrative	619.6	(9.7)	609.9	264.5
% to Net sales	25.7%		25.3%	27.3%

Operating margin	250.0	19.9	269.9	129.7
% to Net sales	10.4%		11.2%	13.4%

Other-net	17.3	15.4	32.7	29.2
Restructuring charges and asset impairments	34.6	(34.2)	0.4	15.1

Income from operations	198.1	38.7	236.8	85.4

Interest-net	31.2	—	31.2	14.0

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	166.9	38.7	205.6	71.4
Income taxes (benefit)	29.6	(2.0)	27.6	(1.9)

NET EARNINGS FROM CONTINUING OPERATIONS	137.3	40.7	178.0	73.3

Less: net loss attributable to non-controlling interests	(0.5)	—	(0.5)	(0.2)

NET EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREOWNERS	137.8	40.7	178.5	73.5

Income tax benefit on discontinued operations	—	—	—	0.8

NET EARNINGS FROM DISCONTINUED OPERATIONS	—	—	—	0.8

NET EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS	$137.8	$40.7	$178.5	$74.3

BASIC EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	$0.83	$0.24	$1.07	$0.91
Discontinued operations	—	—	—	0.01

Total basic earnings per share of common stock	$0.83	$0.24	$1.07	$0.92

DILUTED EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	$0.81	$0.24	$1.05	$0.90
Discontinued operations	—	—	—	0.01

Total diluted earnings per share of common stock	$0.81	$0.24	$1.05	$0.91

DIVIDENDS PER SHARE	$0.34		$0.34	$0.33

AVERAGE SHARES OUTSTANDING (in thousands)
Basic	166,141	166,141	166,141	80,626

Diluted	169,833	169,833	169,833	81,663

1 One-time charges relate primarily to the Black & Decker merger, including inventory step-up, facility closure-related charges, severance, and integration costs, partially offset by $20 million of pension curtailment gains.

2 The normalized 2010 consolidated statement of operations, as reconciled to GAAP above, is considered relevant to aid analysis of the company’s margin and earnings results aside from the material impact of the one-time charges associated with the Black & Decker merger.

3 The normalized 2009 consolidated statement of operations is considered relevant to aid analysis of the company’s margin and earnings results aside from the impact of the one-time charges primarily associated with the Black & Decker merger. Refer to “2009 Normalized Consolidated Statements of Operations, as Reconciled to GAAP” on page 18.

-Page 12-

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	YEAR TO DATE
		One-Time Charges	Normalized 2010	Normalized 2009
	GAAP 2010	[1]	[2]	[3]

NET SALES	$8,409.6		$8,409.6	$3,737.1

COSTS AND EXPENSES
Cost of sales	5,460.8	(195.4)	5,265.4	2,228.8
Gross margin	2,948.8	195.4	3,144.2	1,508.3
% to Net sales	35.1%		37.4%	40.4%

Selling, general and administrative	2,168.9	(82.4)	2,086.5	1,023.9
% to Net sales	25.8%		24.8%	27.4%

Operating margin	779.9	277.8	1,057.7	484.4
% to Net sales	9.3%		12.6%	13.0%

Other-net	199.6	(36.3)	163.3	80.5
Restructuring charges and asset impairments	242.6	(224.3)	18.3	40.7

Income from operations	337.7	538.4	876.1	363.2

Interest-net	100.6	—	100.6	60.6

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	237.1	538.4	775.5	302.6
Income taxes	38.9	117.3	156.2	56.2

NET EARNINGS FROM CONTINUING OPERATIONS	198.2	421.1	619.3	246.4

Less: net earnings attributable to non-controlling interests	—	—	—	2.0

NET EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREOWNERS	198.2	421.1	619.3	244.4

Loss from discontinued operations before income taxes	—	—	—	(5.8)
Income tax benefit on discontinued operations	—	—	—	(3.3)

NET LOSS FROM DISCONTINUED OPERATIONS	—	—	—	(2.5)

NET EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS	$198.2	$421.1	$619.3	$241.9

BASIC (LOSS) EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	$1.34	$2.86	$4.20	$3.06
Discontinued operations	—	—	—	(0.03)

Total basic earnings per share of common stock	$1.34	$2.86	$4.20	$3.03

DILUTED (LOSS) EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	$1.32	$2.80	$4.12	$3.04
Discontinued operations	—	—	—	(0.03)

Total diluted earnings per share of common stock	$1.32	$2.80	$4.12	$3.01

DIVIDENDS PER SHARE	$1.34		$1.34	$1.30

AVERAGE SHARES OUTSTANDING (in thousands)
Basic	147,224	147,224	147,224	79,788

Diluted	150,167	150,167	150,167	80,396

1 One-time charges relate primarily to the Black & Decker merger, including inventory step-up, facility closure-related charges, certain executive compensation and severance costs, transaction, and integration costs, partially offset by $20 million of pension curtailment gains.

2 The normalized 2010 consolidated statement of operations, as reconciled to GAAP above, is considered relevant to aid analysis of the company’s margin and earnings results aside from the material impact of the one-time charges associated with the Black & Decker merger.

3 The normalized 2009 consolidated statement of operations is considered relevant to aid analysis of the company’s margin and earnings results aside from the impact of the one-time charges primarily associated with the Black & Decker merger. Refer to “2009 Normalized Consolidated Statements of Operations, as Reconciled to GAAP” on page 19.

-Page 13-

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Millions of Dollars)

	(Unaudited)
	January 1, 2011	January 2, 2010
ASSETS
Cash and cash equivalents	$1,745.4	$400.7
Accounts and notes receivable, net	1,417.1	532.0
Inventories, net	1,272.0	366.2
Other current assets	266.0	113.0

Total current assets	4,700.5	1,411.9

Property, plant and equipment, net	1,166.5	575.9
Goodwill and other intangibles, net	8,814.1	2,594.8
Other assets	359.4	186.5

Total assets	$15,040.5	$4,769.1

LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$417.7	$298.4
Accounts payable	998.6	410.1
Accrued expenses	1,211.5	483.5

Total current liabilities	2,627.8	1,192.0

Long-term debt	3,018.1	1,084.7
Other long-term liabilities	2,324.9	480.9
Stanley Black & Decker, Inc. shareowners’ equity	7,017.0	1,986.1
Non-controlling interests’ equity	52.7	25.4

Total liabilities and equity	$15,040.5	$4,769.1

-Page 14-

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

	FOURTH QUARTER
		One-Time
		Charge and Payments		Normalized 2009
	GAAP 2010	[1]	Normalized 2010 [2]	[4]
OPERATING ACTIVITIES

Net earnings	$137.8	$40.7	$178.5	$74.3
Depreciation and amortization	109.9	(13.9)	96.0	51.3
Changes in working capital	318.3	—	318.3	209.2
Other	(214.1)	154.9	(59.2)	(43.4)

Net cash provided by operating activities	351.9	181.7	533.6	291.4

INVESTING AND FINANCING ACTIVITIES

Capital and software expenditures	(82.4)	—	(82.4)	(28.2)
Business acquisitions and asset disposals	(60.6)	—	(60.6)	(1.7)
Proceeds from long-term borrowings	613.5	—	613.5	—
Payments on long-term debt	(313.3)	—	(313.3)	(1.3)
Net repayments on short-term borrowings	(303.8)	—	(303.8)	(62.2)
Cash dividends on common stock	(56.4)	—	(56.4)	(26.7)
Other	(39.4)	—	(39.4)	22.0

Net cash used in investing and financing activities	(242.4)	—	(242.4)	(98.1)

Increase in Cash and Cash Equivalents	109.5	181.7	291.2	193.3

Cash and Cash Equivalents, Beginning of Period	1,635.9	—	1,635.9	207.4

Cash and Cash Equivalents, End of Period	$1,745.4	$181.7	$1,927.1	$400.7

Free Cash Flow Computation [3]

Operating Cash Inflow	$351.9		$533.6	$291.4
Less: capital and software expenditures	(82.4)		(82.4)	(28.2)

Free Cash Inflow (before dividends)	$269.5		$451.2	$263.2

1 One-time charges and payments relate primarily to the Black & Decker merger, including special, discretionary cash contributions to two defined benefit pension plans which were curtailed and replaced with defined contribution plans, inventory step-up (non-cash), facility closure-related charges, severance costs, and integration costs.

2¸ 3Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items. Normalized cash flow and free cash flow, as reconciled above, are considered meaningful pro forma metrics to aid the understanding of the company’s cash flow performance aside from the material impact of Black & Decker merger-related payments and charges.

4 Fourth-quarter 2009 net earnings and the “other” component of operating activities were adjusted by $17.6 million to reflect the one-time charges associated with the Black & Decker merger.

The change in working capital is comprised of accounts receivable, inventory and accounts payable.

-Page 15-

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

	YEAR TO DATE
		One-Time
		Charge and Payments		Normalized 2009
	GAAP 2010	[1]	Normalized 2010 [2]	[4]
OPERATING ACTIVITIES

Net earnings	$198.2	$421.1	$619.3	$241.9
Depreciation and amortization	348.7	(13.9)	334.8	200.1
Changes in working capital	135.1	—	135.1	226.0
Other	57.3	(25.6)	31.7	(128.6)

Net cash provided by operating activities	739.3	381.6	1,120.9	539.4

INVESTING AND FINANCING ACTIVITIES

Capital and software expenditures	(185.5)	—	(185.5)	(93.4)
Business acquisitions and asset disposals	(539.3)	—	(539.3)	(21.8)
Proceeds from long-term borrowings	1,009.8	—	1,009.8	—
Payments on long-term debt	(515.8)	—	(515.8)	(64.5)
Net repayments on short-term borrowings	(263.6)	—	(263.6)	(119.9)
Cash acquired from Black & Decker	949.4	—	949.4	—
Cash dividends on common stock	(201.6)	—	(201.6)	(103.6)
Other	352.00	—	352.0	52.9

Net cash provided by (used in) investing and financing activities	605.4	—	605.4	(350.3)

Increase in Cash and Cash Equivalents	1,344.7	381.6	1,726.3	189.1

Cash and Cash Equivalents, Beginning of Period	400.7	—	400.7	211.6

Cash and Cash Equivalents, End of Period	$1,745.4	$381.6	$2,127.0	$400.7

Free Cash Flow Computation [3]

Operating Cash Inflow	$739.3		$1,120.9	$539.4
Less: capital and software expenditures	(185.5)		(185.5)	(93.4)

Free Cash Inflow (before dividends)	$553.8		$935.4	$446.0

1 One-time charges and payments relate primarily to the Black & Decker merger, including special, discretionary cash contributions to two defined benefit pension plans which were curtailed and replaced with defined contribution plans, inventory step-up (non-cash), facility closure-related charges, certain executive compensation and severance costs, transaction and integration costs.

2¸ 3Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items. Normalized cash flow and free cash flow, as reconciled above, are considered meaningful pro forma metrics to aid the understanding of the company’s cash flow performance aside from the material impact of Black & Decker merger-related payments and charges.

4 Full year 2009 net earnings and the “other” component of operating activities were adjusted by $17.6 million to reflect the one-time charges associated with the Black & Decker merger.

The change in working capital is comprised of accounts receivable, inventory and accounts payable.

-Page 16-

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	FOURTH QUARTER
				Normalized 2009
	GAAP 2010	One-Time Charges [1]	Normalized 2010 [2]	[3]
NET SALES
Construction & DIY	$1,273.1		$1,273.1	$340.3
Security	564.5		564.5	393.2
Industrial	575.3		575.3	235.9

Total	$2,412.9		$2,412.9	$969.4

SEGMENT PROFIT
Construction & DIY	$141.9	$1.8	$143.7	$40.4
Security	87.0	6.6	93.6	78.3
Industrial	82.3	2.8	85.1	26.7

Segment Profit	311.2	11.2	322.4	145.4
Corporate Overhead	(61.2)	8.7	(52.5)	(15.7)

Total	$250.0	$19.9	$269.9	$129.7

Segment Profit as a Percentage of Net Sales
Construction & DIY	11.1%		11.3%	11.9%
Security	15.4%		16.6%	19.9%
Industrial	14.3%		14.8%	11.3%

Segment Profit	12.9%		13.4%	15.0%
Corporate Overhead	-2.5%		-2.2%	-1.6%

Total	10.4%		11.2%	13.4%

1 One-time charges relate primarily to the Black & Decker merger, including inventory step-up, facility closure-related charges, severance, and integration costs.

2 The normalized 2010 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the company’s segment profit results aside from the material impact of the one-time charges associated with the Black & Decker merger.

3 The normalized 2009 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the company’s segment profit results aside from the material impact of the one-time charges associated with the Black & Decker merger. Refer to “2009 Normalized Business Segment Information, as Reconciled to GAAP” on page 20.

-Page 17-

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	YEAR TO DATE
				Normalized 2009
	GAAP 2010	One-Time Charges [1]	Normalized 2010 [2]	[3]
NET SALES
Construction & DIY	$4,446.1		$4,446.1	$1,295.3
Security	2,112.9		2,112.9	1,560.2
Industrial	1,850.6		1,850.6	881.6

Total	$8,409.6		$8,409.6	$3,737.1

SEGMENT PROFIT
Construction & DIY	$475.5	$127.9	$603.4	$154.1
Security	306.0	43.4	349.4	307.0
Industrial	242.9	25.6	268.5	89.3

Segment Profit	1,024.4	196.9	1,221.3	550.4
Corporate Overhead	(244.5)	80.9	(163.6)	(66.0)

Total	$779.9	$277.8	$1,057.7	$484.4

Segment Profit as a Percentage of Net Sales
Construction & DIY	10.7%		13.6%	11.9%
Security	14.5%		16.5%	19.7%
Industrial	13.1%		14.5%	10.1%

Segment Profit	12.2%		14.5%	14.7%
Corporate Overhead	-2.9%		-1.9%	-1.8%

Total	9.3%		12.6%	13.0%

1 One-time charges relate primarily to the Black & Decker merger, including inventory step-up, facility closure-related charges, certain executive compensation and severance, and integration costs.

2 The normalized 2010 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the company’s segment profit results aside from the material impact of the one-time charges associated with the Black & Decker merger.

3 The normalized 2009 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the company’s segment profit results aside from the material impact of the one-time charges associated with the Black & Decker merger. Refer to “2009 Normalized Business Segment Information, as Reconciled to GAAP” on page 21.

-Page 18-

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
2009 NORMALIZED CONSOLIDATED STATEMENTS OF OPERATIONS, AS RECONCILED TO GAAP
(Unaudited, Millions of Dollars Except Per Share Amounts)

	FOURTH QUARTER 2009
		One-Time Charges	Normalized 2009
	GAAP 2009	[1]	[2]

NET SALES	$969.4		$969.4

COSTS AND EXPENSES
Cost of sales	575.2		575.2
Gross margin	394.2	—	394.2
% to Net sales	40.7%		40.7%

Selling, general and administrative	269.0	(4.5)	264.5
% to Net sales	27.7%		27.3%

Operating margin	125.2	4.5	129.7
% to Net sales	12.9%		13.4%

Other-net	44.0	(14.8)	29.2
Restructuring charges and asset impairments	15.1		15.1

Income from operations	66.1	19.3	85.4

Interest-net	14.0	—	14.0

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	52.1	19.3	71.4
Income taxes (benefit)	(3.6)	1.7	(1.9)

NET EARNINGS FROM CONTINUING OPERATIONS	55.7	17.6	73.3

Less: net loss attributable to non-controlling interests	(0.2)	—	(0.2)

NET EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREOWNERS	55.9	17.6	73.5

Income tax benefit on discontinued operations	0.8	—	0.8

NET EARNINGS FROM DISCONTINUED OPERATIONS	0.8	—	0.8

NET EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS	$56.7	$17.6	$74.3

BASIC EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	$0.69	$0.22	$0.91
Discontinued operations	0.01	—	0.01

Total basic earnings per share of common stock	$0.70	$0.22	$0.92

DILUTED EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	$0.68	$0.22	$0.90
Discontinued operations	0.01	—	0.01

Total diluted earnings per share of common stock	$0.69	$0.22	$0.91

DIVIDENDS PER SHARE	$0.33		$0.33

AVERAGE SHARES OUTSTANDING (in thousands)
Basic	80,626	80,626	80,626

Diluted	81,663	81,663	81,663

1 One-time charges are related to the Black & Decker merger transaction and integration planning costs.

2 The normalized 2009 consolidated statement of operations, as reconciled to GAAP above, is considered relevant to aid analysis of the company’s margin and earnings results aside from the impact of the one-time charges associated with the Black & Decker merger.

-Page 19-

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
2009 NORMALIZED CONSOLIDATED STATEMENTS OF OPERATIONS, AS RECONCILED TO GAAP
(Unaudited, Millions of Dollars Except Per Share Amounts)

	YEAR TO DATE 2009
		One-Time Charges	Normalized 2009
	GAAP 2009	[1]	[2]

NET SALES	$3,737.1		$3,737.1

COSTS AND EXPENSES
Cost of sales	2,228.8		2,228.8
Gross margin	1,508.3	—	1,508.3
% to Net sales	40.4%		40.4%

Selling, general and administrative	1,028.4	(4.5)	1,023.9
% to Net sales	27.5%		27.4%

Operating margin	479.9	4.5	484.4
% to Net sales	12.8%		13.0%

Other-net	95.3	(14.8)	80.5
Restructuring charges and asset impairments	40.7		40.7

Income from operations	343.9	19.3	363.2

Interest-net	60.6	—	60.6

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	283.3	19.3	302.6
Income taxes	54.5	1.7	56.2

NET EARNINGS FROM CONTINUING OPERATIONS	228.8	17.6	246.4

Less: net earnings attributable to non-controlling interests	2.0	—	2.0

NET EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREOWNERS	226.8	17.6	244.4

Loss from discontinued operations before income taxes	(5.8)	—	(5.8)
Income tax benefit on discontinued operations	(3.3)	—	(3.3)

NET LOSS FROM DISCONTINUED OPERATIONS	(2.5)	—	(2.5)

NET EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS	$224.3	$17.6	$241.9

BASIC (LOSS) EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	$2.84	$0.22	$3.06
Discontinued operations	(0.03)	—	(0.03)

Total basic earnings per share of common stock	$2.81	$0.22	$3.03

DILUTED (LOSS) EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	$2.82	$0.22	$3.04
Discontinued operations	(0.03)	—	(0.03)

Total diluted earnings per share of common stock	$2.79	$0.22	$3.01

DIVIDENDS PER SHARE	$1.30		$1.30

AVERAGE SHARES OUTSTANDING (in thousands)
Basic	79,788	79,788	79,788

Diluted	80,396	80,396	80,396

1 One-time charges are related to the Black & Decker merger transaction and integration planning costs.

2 The normalized 2009 consolidated statement of operations, as reconciled to GAAP above, is considered relevant to aid analysis of the company’s margin and earnings results aside from the impact of the one-time charges associated with the Black & Decker merger.

-Page 20-

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
2009 NORMALIZED BUSINESS SEGMENT INFORMATION, AS RECONCILED TO GAAP
(Unaudited, Millions of Dollars)

	FOURTH QUARTER 2009
			Normalized 2009
	GAAP 2009	One-Time Charges [1]	[2]
NET SALES
Construction & DIY	$340.3		$340.3
Security	393.2		393.2
Industrial	235.9		235.9

Total	$969.4		$969.4

SEGMENT PROFIT
Construction & DIY	$40.4		$40.4
Security	78.3		78.3
Industrial	26.7		26.7

Segment Profit	145.4	—	145.4
Corporate Overhead	(20.2)	4.5	(15.7)

Total	$125.2	$4.5	$129.7

Segment Profit as a Percentage of Net Sales
Construction & DIY	11.9%		11.9%
Security	19.9%		19.9%
Industrial	11.3%		11.3%

Segment Profit	15.0%		15.0%
Corporate Overhead	-2.1%		-1.6%

Total	12.9%		13.4%

1 One-time charges are related to the Black & Decker merger transaction and integration planning costs.

2 The normalized 2009 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the company’s segment profit results aside from the impact of the one-time charges associated with the Black & Decker merger.

-Page 21-

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
2009 NORMALIZED BUSINESS SEGMENT INFORMATION, AS RECONCILED TO GAAP
(Unaudited, Millions of Dollars)

	YEAR TO DATE 2009
			Normalized 2009
	GAAP 2009	One-Time Charges [1]	[2]
NET SALES
Construction & DIY	$1,295.3		$1,295.3
Security	1,560.2		1,560.2
Industrial	881.6		881.6

Total	$3,737.1		$3,737.1

SEGMENT PROFIT
Construction & DIY	$154.1		$154.1
Security	307.0		307.0
Industrial	89.3		89.3

Segment Profit	550.4	—	550.4
Corporate Overhead	(70.5)	4.5	(66.0)

Total	$479.9	4.5	$484.4

Segment Profit as a Percentage of Net Sales
Construction & DIY	11.9%		11.9%
Security	19.7%		19.7%
Industrial	10.1%		10.1%

Segment Profit	14.7%		14.7%
Corporate Overhead	-1.9%		-1.8%

Total	12.8%		13.0%

1 One-time charges are related to the Black & Decker merger transaction and integration planning costs.

2 The normalized 2009 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the company’s segment profit results aside from the impact of the one-time charges associated with the Black & Decker merger.